UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

Repare Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Québec	001-39335	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7171 Frederick-Banting, Building 2, Suite 270 St-Laurent, Québec, Canada	H4S 1Z9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 412-7018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, no par value	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2024, Repare Therapeutics Inc., a corporation governed by the Business Corporations Act (Québec) (the “Company”), held its 2024 Annual Meeting of Shareholders (“Annual Meeting”), at which a quorum was present. At the Annual Meeting, the Company’s shareholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”).

Proposal 1 - Election of Directors

Susan M. Molineaux, Ph.D. and Ann D. Rhoads were each elected to serve as a Class I director of the Company’s Board of Directors (the “Board”) until the 2027 Annual Meeting of Shareholders and until her successor is duly elected or until her earlier death, resignation or removal. The votes cast were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Susan M. Molineaux, Ph.D.	32,268,618	14,009	3,714,807
Ann D. Rhoads	31,692,160	590,467	3,714,807

Proposal 2 -Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, by the following votes:

Votes For	Votes Against	Broker Non-Votes
32,257,365	25,262	3,714,807

Proposal 3 - Appointment of Independent Registered Public Accounting Firm

The shareholders approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and authorized the Board to fix Ernst & Young LLP’s remuneration, by the following votes:

Votes For	Votes Withheld
35,992,711	4,723

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

By:	/s/ Lloyd M. Segal
Lloyd M. Segal
President and Chief Executive Officer

Dated: June 17, 2024